Exhibit 99.1
SLM Corporation Periodic Default Percentages For Certain Private Education Loans March 2011 March 2011

Forward-Looking Statements The following information is current as of March 31, 2011 (unless otherwise noted) and should be read in connection with SLM Corporation's 2010 Annual Report on Form 10-K (the "2010 Form 10-K"). Our actual results may differ materially from those included in these forward-looking statements due to a variety of factors including, but not limited to, those described in our 2010 Form 10-K in "Part I -Item 1A. Risk Factors" and in our quarterly reports on Form 10-Q in "Part II - Item 1A. Risk Factors." This Presentation contains forward-looking statements and information based on management's current expectations as of the date of this presentation. Statements that are not historical facts, including statements about our beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward- looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, increases in financing costs; limits on liquidity; any adverse outcomes in any significant litigation to which we are a party; our derivative counterparties terminating their positions with the Company if permitted by their contracts and the Company substantially incurring additional costs to replace any terminated positions; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could be affected by: changes in or the termination of various liquidity programs implemented by the federal government; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in the composition of our Managed FFELP and Private Education Loan portfolios; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments, and in the securitization markets, which may increase the costs or limit the availability of financings necessary to initiate, purchase or carry education loans; changes in projections of losses from loan defaults; changes in general economic conditions; changes in prepayment rates and credit spreads; and changes in the demand for debt management services. The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. The Company does not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in the Company's expectations. 2

COHORT DEFAULT TRIANGLES

- The following cohort default triangles provide loan performance information for certain private education loans of SLM Corporation and its consolidated subsidiaries that meet such subsidiaries' current securitization criteria (including those criteria listed below):
  - Program types include Undergraduate/Graduate[(1)], Direct-to-Consumer ("DTC")[(2)], and Career Training[(3)] loans
  - FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application and must be at least:
    - Undergraduate/Graduate at not-for-profit schools: ≥ 640
    - Undergraduate/Graduate at for-profit schools: ≥ 670
    - DTC loans: ≥ 670
    - Career Training loans: ≥ 670
  - Excludes loans made at selected schools that have historically experienced higher rates of default
- The cohort default triangles are not representative of the characteristics of the portfolio of private education loans of SLM Corporation and its consolidated subsidiaries as a whole or any particular securitization trust

(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Direct-to-Consumer Loans marketed under the Tuition Answer brand.
(3) Career Training loans provide eligible borrowers financing at technical , trade, K-12 or tutoring schools.

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SallieMae

The cohort default triangles featured on subsequent slides are segmented by loan program type, FICO score, co-borrower status, and school type Terms and calculations used in the cohort default triangles are defined below: Repayment Year - The calendar year loans entered repayment Disbursed Principal Entering Repayment - The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization Years in Repayment - Measured in years between repayment start date and default date. Zero represents defaults that occurred prior to the start of repayment. Periodic Defaults - Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year Defaulted principal includes any interest capitalization that occurred prior to default Defaulted principal is not reduced by any amounts recovered after the loan defaulted Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest Total - The sum of Periodic Defaults across Years in Repayment for each Repayment Year COHORT DEFAULT TRIANGLES 4

COHORT DEFAULT TRIANGLES Note: Data as of 12/31/10. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. 5 Undergraduate/Graduate(1)

Undergraduate/Graduate(1) Without Co-signer Undergraduate/Graduate(1) With Co-signer 6 COHORT DEFAULT TRIANGLES Note: Data as of 12/31/10. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

7 COHORT DEFAULT TRIANGLES Note: Data as of 12/31/10. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. Undergraduate/Graduate(1) Non-Profit Undergraduate/Graduate(1) For-Profit

Undergraduate/Graduate(1) Loans, FICO 740-850(2) Undergraduate/Graduate(1) Loans, FICO 700-739(2) 8 COHORT DEFAULT TRIANGLES Note: Data as of 12/31/10. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

9 COHORT DEFAULT TRIANGLES Note: Data as of 12/31/10. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. Undergraduate/Graduate(1) Loans, FICO 670-699(2) Undergraduate/Graduate(1) Loans, FICO 640-669(2)

10 COHORT DEFAULT TRIANGLES Note: Data as of 12/31/10. FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. DTC With Co-signer, FICO ^ 670(1) DTC Without Co-signer, FICO ^ 670(1)

11 COHORT DEFAULT TRIANGLES Note: Data as of 12/31/10. FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. All Career Training and Tutorial Loans, 670+ FICO(1)

Recoveries 12 As of year end 2010, Sallie Mae expected to collect 27 percent of a defaulted loan's balance, on average, across its managed private education loan portfolio Recoveries are typically realized over many years as a result of the prevalent use of long-term payment plans While student loans are non-dischargeable in bankruptcy, the proceedings can postpone recoveries until after borrowers emerge from bankruptcy In 2005, Sallie Mae changed its recovery practices, leading to an increase in overall recoveries and earlier collection of recovered amounts Loans that defaulted in 1998-2003 had recovery rates of 7 - 14% five years after default The 2005 cohort had a recovery rate of 22.5% five years after default Recovery experience for more recent cohorts has varied based on economic conditions and the characteristics of defaulted loans

Additional Information Available at www.salliemae.com 13